UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 18, 2017

INSMED INCORPORATED

(Exact name of registrant as specified in its charter)

Virginia	000-30739	54-1972729
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Finderne Avenue, Building 10 Bridgewater, New Jersey	08807
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 977-9900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 18, 2017, Insmed Incorporated (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”).  A total of 62,085,753 shares of the Company’s common stock were entitled to vote as of March 24, 2017, the record date for the Annual Meeting. There were 58,098,212 shares present in person or by proxy at the Annual Meeting, at which shareholders voted on five proposals. Set forth below are the matters acted upon by the shareholders, and the final voting results of each such matter.

Proposal 1.  Election of Three Class II Directors.

By the following vote, shareholders elected Donald Hayden, Jr., David W.J. McGirr and Myrtle Potter to serve as Class II directors until the Company’s 2020 Annual Meeting of Shareholders:

	For	Withheld	Broker Non- Votes

Donald Hayden, Jr.	45,992,777	1,208,573	10,896,862
David W.J. McGirr	46,002,759	1,198,591	10,896,862
Myrtle Potter	45,947,106	1,254,244	10,896,862

Proposal 2.  Advisory Vote to Approve the Compensation of Named Executive Officers.

By the following vote, shareholders approved, on an advisory, non-binding basis, the compensation of our named executive officers, as disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on April 7, 2017:

For	Against	Abstentions	Broker Non- Votes
46,835,448	355,620	10,282	10,896,862

Proposal 3.  Advisory Vote on the Frequency of Future Shareholder Advisory Votes on the Compensation of Named Executive Officers.

By the following vote, shareholders voted, on an advisory, non-binding basis, to hold future advisory votes on the compensation of the Company’s named executive officers every year:

Every Year	Every Two Years	Every Three Years	Abstentions
36,965,541	43,362	10,186,764	5,683

On May 18, 2017, following the Annual Meeting, in light of the outcome of the shareholder vote and after consideration of other relevant factors, the Company’s Board of Directors adopted a resolution providing that a non-binding, advisory vote of shareholders on the compensation of the Company’s named executive officers would be included in the annual proxy statement.

Proposal 4.  Ratification of the Appointment of an Independent Registered Public Accounting Firm.

By the following vote, shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017:

For	Against	Abstentions
57,374,151	601,678	122,383

Proposal 5.  Approval of the Insmed Incorporated 2017 Incentive Plan.

By the following vote, shareholders approved the Insmed Incorporated 2017 Incentive Plan:

For	Against	Abstentions	Broker Non- Votes
36,617,866	10,569,894	13,590	10,896,862

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2017	INSMED INCORPORATED

	By:	/s/ Christine Pellizzari
	Name:	Christine Pellizzari
	Title:	General Counsel and Corporate Secretary